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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: April 1, 2004
                        (Date of earliest event reported)

                        ENTERPRISE PRODUCTS PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-14323                 76-0568219
State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)

     2727 NORTH LOOP WEST, HOUSTON, TEXAS                           77008
   (Address of principal executive offices)                      (Zip Code)

                                 (713) 880-6500
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

1. On April 5, 2004, Enterprise Gas Processing, LLC (a subsidiary of the registrant and referred to herein as the "Processor"), Shell Oil Company and several affiliates of Shell Oil Company ("Shell") executed the Seventh Amendment to Conveyance of Gas Processing Rights, dated as of April 1, 2004, (the "Amendment"). The Amendment is included as an exhibit to this report.

         The Amendment amends various sections of the agreement, including
         Section 6.6. Section 6.6 provides for certain reductions to the plant thermal reduction ("PTR") reimbursement payable to Shell if the Processor's Average Net Margin (as defined in Section 6.6) is below a certain "floor" amount or certain increases to the PTR reimbursement payable to Shell if the Processor's Average Net Margin is above certain "ceiling" amounts. Further, the Amendment adds a new Section 6.7 to the agreement that provides for a further reduction each month to the PTR reimbursement payable to Shell based on the total volume of Shell's gas that is processed during the month. The purpose of the foregoing adjustments is to provide the Processor with an acceptable return on the processing of Shell's gas along with a share of the upside associated with such processing when gas processing margins are positive and provide Shell with relative assurance that its gas will continue to be processed during periods when natural gas prices are high relative to NGL prices (times when the Processor would normally choose not to process a producer's natural gas stream).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS:

         *10.1 Seventh Amendment to Conveyance of Gas Processing Rights, dated as of April 1, 2004 among Enterprise Gas Processing, LLC, Shell Oil Company, Shell Exploration & Production Company, Shell Offshore Inc., Shell Consolidated Energy Resources Inc., Shell Land & Energy Company, Shell Frontier Oil & Gas Inc. and Shell Gulf of Mexico Inc.

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*Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      ENTERPRISE PRODUCTS PARTNERS L.P.

                                      By: Enterprise Products GP, LLC,
                                          as General Partner

Date: April 26, 2004                  By: /s/ Michael J. Knesek
                                          -----------------------------------
                                          Michael J. Knesek
                                          Vice President, Controller and
                                            Principal Accounting Officer

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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 ------                            -------------------
*10.1             Seventh Amendment to Conveyance of Gas Processing Rights,
                  dated as of April 1, 2004 among Enterprise Gas Processing,
                  LLC, Shell Oil Company, Shell Exploration & Production
                  Company, Shell Offshore Inc., Shell Consolidated Energy
                  Resources Inc., Shell Land & Energy Company, Shell Frontier
                  Oil & Gas Inc. and Shell Gulf of Mexico Inc.

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*Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

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